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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
November 12, 2002

JETBLUE AIRWAYS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Other Jurisdiction of Incorporation)	000-49728 (Commission File Number)	87-0617894 (I.R.S. Employer Identification No.)
80-02 Kew Gardens Road, Kew Gardens, New York, 11415 (Address of principal executive offices) (Zip Code)

(718) 286-7902
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit Number	Description
99.1	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9. Regulation FD Disclosure

        On November 12, 2002, JetBlue Airways Corporation submitted to the U.S. Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer under Section 906 of the Sarbanes-Oxley Act of 2002 with respect to the Company's periodic report on Form 10-Q for the quarterly period ended September 30, 2002. The full text of their certifications are included as Exhibit 99.1 hereto.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JETBLUE AIRWAYS CORPORATION (Registrant)
Date: November 12, 2002	By:	/s/ HOLLY L. NELSON Holly L. Nelson Vice President and Controller (principal accounting officer)

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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  Item 7. Financial Statements and Exhibits
  Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX